SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2008

AIRBORNE SECURITY & PROTECTIVE SERVICES, INC.
(Exact name of registrant as specified in its charter)

FLORIDA		20-0735911
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

3550 Biscayne Blvd
Suite 607
Miami Beach, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 573-0441

Family Entertainment Corporation
433 Plaza Real, Suite 275, Boca Raton, FL 33432
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                Entry into a Material Definitive Agreement

The Registrant entered into a share exchange agreement (the “Agreement”) between itself and Airborne Security & Protective Services, Inc., a Florida corporation, (“Airborne Security”) on August 25, 2008.  Under the terms and conditions of the Agreement, the sole shareholder of Airborne Security assumed majority control of the Registrant.

ITEM 1.02                                Relocation of Corporate Headquarters

The Registrant has moved its corporate headquarters address from 433 Plaza Real, Suite 275, Boca Raton, FL 33432 to 3550 Biscayne Blvd, Suite 607, Miami Beach, FL 33137.

ITEM 5.01                                Changes in Control of Registrant

As a result of the Agreement, 51% control of the Registrant, in the form of voting common stock, has been granted to Mathilda C. Deutsch, the sole shareholder of the Airborne Security.

ITEM 5.02                                Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 25, 2008, the Board of Directors of the Registrant appointed Mathilda C. Deutsch, and Gabriel Deutsch to serve as new directors of the Registrant.  Mathilda C. Deutsch shall also serve as the Registrant’s Chairman of the Board of Directors, President, Treasurer and Secretary.  Gabriel Deutsch shall serve as the Registrant’s Vice President.

Effective with Mathilda C. Deutsch’s acceptance of her appointment, which was concurrent with her appointment by the Board, Donald Platten, Chairman of the Board of Directors and a Director of the Registrant, resigned as sole Director and Officer of the Registrant to pursue other interests.  Donald Platten did not list or otherwise disclose to any executive officer of the Registrant any disagreement with the Registrant’s operations, policies or practices in his Officer’s and Director’s resignation.

Mathilda C. Deutsch, the Registrant’s Chairman of the Board of Directors, President, Treasurer and Secretary, is the mother of Gabriel Deutsch, the Registrant’s Vice President.

Item 5.03                                Amendment to Articles of Incorporation

The Registrant has changed its name from Family Entertainment Corporation to Airborne Security & Protective Services, Inc.

Item 8.01	Other Events

Airborne Security & Protective Services, Inc.(the “Company”)is the successor to Family Entertainment Corporation, the former successor in interest to Cirilium Holdings, Inc. (“Cirilium”), a reporting company trading on the NASDAQ Bulletin Board (Symbol CRLU) until the 2nd quarter of its 2005 fiscal year.  Cirilium last made a required filing with the Securities and Exchange Commission (the “SEC”) on May 20, 2005 on Form 10-Q for the period ending March 31, 2005.  Since the filing on said date, Cirilium has been and remains delinquent with respect to its filings with the SEC.  Beginning December 2006, the Company made a number of corporate changes resulting in a change of name of the Company in February 2007 as well as a significant increase in the shareholder base of the Company; the Company filed an 8-K with respect to the referenced changes on March 15, 2007 but did not include an updated financial statement.

In fiscal year 2007, the Company made a number of acquisitions, including Prestige Cars International, Inc. on February 9, 2007 and AK Entertainment and Marketing, Inc. on December 18, 2007.

On April 9, 2008, the Company filed an 8-K referencing the above acquisitions, its fundamentally changed strategic focus, and filing unaudited financial statements that set forth the financial condition of the Company, including shareholders’ equity, as of December 31, 2007, the end of its fiscal year 2007. These unaudited financial statements placed an estimated value of zero on the prior business, assets and liabilities of the prior Cirilium Holdings, Inc.

On 18, 2008, the Company signed a “Mutual Rescission of Acquisition Agreement” with AK Entertainment and Marketing, Inc., (“AK”) wherein ownership of AK was returned to its prior shareholder.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Airborne Security & Protective Services, Inc. (Registrant)

Date: September 25, 2008	By:	/s/ Mathilda C. Deutsch
Mathilda C. Deutsch
President and Director